Exhibit 10.86

SETTLEMENT AGREEMENT

for

LOAN AGREEMENT dated December 30, 2020

This Settlement Agreement for the Loan Agreement dated December 30, 2020 is executed by and between:

American West Pacific International Investment Corporation (“AWP” or the “Lender”)

1 Sansome Street, Suite 3500, San Francisco, CA 94104

and

Borqs Technologies, Inc. (“Borqs” or the “Borrower”)

5201 Great America Parkway, Suite 3250, Santa Clara, CA 95054

together known as the “Parties”.

Pursuant to the Loan Agreement dated December 30, 2020, the Lender has provided a loan to the Borrower in the amount of $1 million, with monthly interest at 12% per annum, and the principal due and payable on June 30, 2021.

In lieu of re-payment of the principal in cash to the Lender, the Parties hereby agree that the entire loan principal amount of $1 million shall be returned to the Lender by the assignment of the escrowed Borqs ordinary shares currently held at Continental Stock Transfer and Trust Company for the benefit of AWP, with details as following:

●	The re-payment shall be in a number of Borqs ordinary shares according to:

$1,000,000 divided by the value of Borqs ordinary shares valued at $0.63 per share

= 1,587,302 shares (the “Repayment Shares”);

●	Upon the delivery of the Repayment Shares to the possession of AWP, the repayment of the entire loan principal of the Loan Agreement dated December 30, 2020 is deemed completed;

●	Monthly interest, payable in cash, shall accrue up to the date the repayment of loan principal is completed;

●	The Borrower, at its own cost, shall immediately prepare and file a registration statement on form F-1 with the Securities and Exchange Commission, to register the Repayment Shares for resale, not later than 10 days after the delivery of the Repayment Shares to AWP.

[Signature Pages to Follow]

The Parties agree to the terms of this Settlement Agreement and have caused the execution by their respective authorized representatives hereof.

DATED: June 8, 2021	The Lender:

AMERICAN WEST PACIFIC INTERNATIONAL INVESTMENT CORP.

	By:	/s/ Sherry H. Jiang
Sherry H. Jiang
President

DATED: June 8, 2021	The Borrower:

BORQS TECHNOLOGIES, INC.

	By:	/s/ Anthony K. Chan
Anthony K. Chan
Chief Financial Officer

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